UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2004

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	36-3687863
(State of incorporation)	(I.R.S Employer Identification No.)

1319 Marquette Drive

Romeoville, Illinois 60446

(630) 323-1200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Number	Exhibit
99.1	Press Release dated March 3, 2004.

Item 12. Results of Operations and Financial Condition

On March 3, 2004, Nanophase Technologies Corporation issued a press release announcing its financial results for the year ended December 31, 2003 A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

By	/s/ Joseph Cross
Joseph Cross,
Chief Executive Officer

Date: March 3, 2004